UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

Reptron Electronics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-23426	38-2081116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 854-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

A press release announcing the extension of the cash tender offer for the Company’s Senior Secured Notes due 2009 and related consent solicitation was issued by the Company on February 1, 2007. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated February 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC.
(Registrant)

February 1, 2007	By:	/s/ Paul J. Plante
Paul J. Plante
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated February 1, 2007.